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                                                                EXHIBIT 10.1.9.1

                                                                  EXECUTION COPY

                                    GUARANTY

          GUARANTY, dated as of November 14, 2000 (this "GUARANTY"), from CONSOLIDATED EDISON, INC., a New York corporation (the "GUARANTOR"), in favor of HAWKEYE FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership (the "LESSOR"), and its successors and assigns.

          WHEREAS, the Guarantor wishes to induce the Lessor to enter into a certain Agreement for Lease (as defined below) and Lease (as defined below) with a Subsidiary (as defined below) of the Guarantor; and

          WHEREAS, the Lessor is unwilling to enter into the Agreement for Lease or the Lease unless the Guarantor enters into this Guaranty;

          NOW, THEREFORE, in order to induce the Lessor to enter into the Agreement for Lease and the Lease, the Guarantor hereby agrees as follows:

                                    SECTION 1

                                 DEFINED TERMS;
                              RULES OF CONSTRUCTION

          1.1 DEFINITIONS. As used in this Guaranty, capitalized terms defined in the preamble and other Sections of this Guaranty shall have the meanings set forth therein, terms defined in EXHIBIT A shall have the meanings set forth therein, and capitalized terms used herein or in EXHIBIT A but not otherwise defined herein or in EXHIBIT A shall, except as otherwise provided in the Agreement for Lease or the Lease, have the meanings set forth in the Lease, for any period on or after the Effective Date (as defined in the Lease) or the Agreement for Lease, for any period prior thereto.

          1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

          1.3 USE OF CERTAIN TERMS. Unless the context of this Guaranty requires otherwise, the plural includes the singular, the singular includes the plural, and "including" has the inclusive meaning of "including without limitation." The words "hereof," "herein," "hereby," "hereunder" and other similar terms of this Guaranty refer to this Guaranty as a whole and not exclusively to any particular provision of this Guaranty. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

          1.4 HEADINGS AND REFERENCES. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Guaranty. Unless otherwise provided, references to Articles, Sections, Schedules and Exhibits shall be deemed references to Articles, Sections, Schedules and Exhibits of this Guaranty. References to this Guaranty and any

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other Operative Document include this Guaranty and the other Operative Documents as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof. A reference to any law shall mean that law as it may be amended, modified or supplemented from time to time, and any successor law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Guaranty governing the assignment of rights and obligations under or the binding effect of any provision of this Guaranty.

                                    SECTION 2

                                    GUARANTY

          2.1 GUARANTY. Subject to the terms and conditions in this Guaranty, the Guarantor absolutely, unconditionally and irrevocably guarantees to the Lessor and each Assignee that (a) all Payment Obligations will be promptly paid in full as and when due in accordance with the terms thereof whether at the stated due date, by acceleration or otherwise, and (b) the Lessee will duly and punctually perform, comply with and observe all Covenant Obligations as and when required in accordance with the terms thereof, in each case, without regard to whether such Obligation is direct or indirect, absolute or contingent, now or hereafter existing or owing, voluntary or involuntary, created or arising by contract, operation of law or otherwise or incurred or payable before or after commencement of any proceedings by or against the Lessee under any Bankruptcy law.

          If an event permitting the exercise of remedies under the Operative Documents shall at any time have occurred and be continuing and such exercise, or any consequences thereof provided in the Operative Documents, shall at such time be prevented by reason of the pendency against the Lessee of a case or proceeding under any Bankruptcy law, the Guarantor agrees that, solely for purposes of this Guaranty and its obligations hereunder, the Obligations and all other amounts as to which such remedies would have been exercisable under the Operative Documents in the absence of such case or proceeding shall be deemed to have been declared in default, with all attendant consequences as provided in the Operative Documents as if such declaration of default and the consequences thereof had been accomplished in accordance with the terms of the Operative Documents, and the Guarantor shall forthwith pay any such amounts guaranteed hereunder, without further notice or demand.

          2.2 GUARANTY ABSOLUTE. This Guaranty is an absolute, unlimited and continuing guaranty of performance and payment (and not of collection) of the Obligations. This Guaranty is in no way conditioned upon any attempt to collect from the Lessee or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity or enforceability of any Operative Document, or of any term thereof.

          The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in the Agreement for Lease or the Lease limiting the liability of any Person, or any agreement by Assignee to look for payment with respect thereto, solely to certain property and other collateral as described in the Operative Documents. Without limiting

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the foregoing, it is agreed and understood that (a) repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Lessee shall be in default with respect to the Obligations under the terms of any Operative Document, and (b) notwithstanding the recovery hereunder for or in respect of any given default with respect to the Obligations by the Lessee under the Agreement for Lease or the Lease, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default with respect to the Obligations.

          2.3 REINSTATEMENT. In case any Operative Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Lessee or any of its properties in any Bankruptcy or similar proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if such agreement had not been so rejected. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment to the Lessor of the Obligations or any part thereof is rescinded or must otherwise be returned by the Lessor upon the Bankruptcy of the Lessee, or otherwise, as though such payment to the Lessor had not been made.

          2.4 ENFORCEMENT. The Guarantor shall pay all costs, expenses and damages incurred (including reasonable attorneys' fees and disbursements) in connection with the enforcement of the Obligations to the extent that such costs, expenses and damages are not paid by the Lessee, and in connection with the enforcement of the obligations of the Guarantor under this Guaranty.

          2.5 GUARANTY NOT SUBJECT TO SETOFF, ETC. The obligations of the Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor or the Lessee may have against the Lessor or any claim the Guarantor may have against the Lessee or any other Person and shall remain in full force and effect without regard to, and shall not be released, discharged, reduced or in any way affected by any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof) which might constitute a legal or equitable discharge or defense including, but not limited to, (a) the amending, modifying, supplementing or terminating (by operation of law or otherwise), expressly or impliedly, of any Operative Document, or any other instrument applicable to the Lessee or to its Obligations, or any part thereof; (b) any failure on the part of the Lessee to perform or comply with any term of any Operative Document or any failure of any other Person to perform or comply with any term of any Operative Document; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of any Operative Document or this Guaranty, whether or not the Lessor, the Lessee or the Guarantor has notice or knowledge of any of the foregoing; (d) any Bankruptcy or similar proceeding with respect to the Lessor, the Guarantor or the Lessee, or their respective properties or their creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security (and the Guarantor authorizes the Lessor to furnish, accept or release said security);
(f) any limitation on the liability or Obligations of the Lessee under any Operative Document (except as expressly set forth therein) or any termination (by operation of law or otherwise), cancellation (by operation of law or otherwise), frustration or unenforceability, in whole or in part, of any Operative Document, or any term thereof; (g) any lien, charge or encumbrance on or affecting the Guarantor's, the Lessor's or the Lessee's respective assets and properties; (h) any act, omission or breach on the part of the Lessor or Assignee under any Operative Document, or any other agreement at any

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time existing between the Lessor and the Lessee or any other law, governmental regulation or other agreement applicable to the Lessor or any Obligation; (i) any claim as a result of any other dealings among the Lessor, any Assignee, the Guarantor or any of them; (j) the assignment or transfer of this Guaranty, any Operative Document (whether or not in accordance with and subject to the terms thereof) or any other agreement or instrument referred to in any Operative Document or applicable to the Lessee or the Obligations by the Lessor to any other Person; (k) any change in the name of the Lessor, Assignee, the Lessee or any other Person; (l) any subleasing or further subleasing of the Project or any part thereof, or any redelivery, repossession, sale, transfer or other disposition, surrender or destruction of the Project or any part thereof; (m) the transfer, assignment, mortgaging or purported transfer, assignment or mortgaging of all or any part of the interest of the Lessor, its successors or assigns, or the Lessee in the Project; (n) any failure of title with respect to the interest of the Lessor or the Lessee, or their respective successors and assigns, in the Project; (o) any defect in the compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of or failure to complete, the Project or any portion thereof by the Lessee or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy, or any Event of Loss), and regardless of the duration thereof (even though such duration would otherwise constitute a frustration of the Lease), whether or not without fault on the part of the Lessee or any other Person; (p) any merger or consolidation of the Lessee or the Guarantor into or with any other Person or any direct or indirect sale, lease or transfer of any other assets of the Lessee or the Guarantor to any other Person; (q) any change in the ownership of any shares of capital stock or other equity interests of the Guarantor or the Lessee (including any such change which results in the Guarantor no longer owning (directly or indirectly) capital stock of the Lessee); or (r) any other event or circumstance whatsoever (other than payment and performance in full of the Obligations).

          2.6 WAIVER. The Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including notice of the acceptance of this Guaranty by the Lessor or Assignee, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest or nonpayment of any damages or other amounts payable under any Operative Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Operative Document, including diligence in collection or protection of or realization upon the Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default or other termination under any Operative Document, except that this shall not relieve the Lessor or such Assignee of any such obligation; (f) the occurrence of every other condition precedent to which the Guarantor or the Lessee may otherwise be entitled, except as provided in any Operative Document; and (g) the right to require the Lessor or such Assignee to proceed against the Lessee or any other Person liable on the Obligations, to proceed against or exhaust security held from the Lessee or any other Person, or to pursue any other remedy in the Lessor's power whatsoever, and the Guarantor waives the right to have the property of the Lessee first applied to the discharge of the Obligations.

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          The Lessor or Assignee may, at its election, exercise any right or remedy it might have against the Lessee or any security held by the Lessor or such Assignee, including the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been paid or satisfied, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Lessee or any such security, whether resulting from such election by the Lessor or such Assignee or otherwise. The Guarantor waives any defense arising by reason of any disability or other defense of the Lessee, or by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of the Lessee to the Lessor or Assignee for the Obligations.

          The Guarantor understands that the Lessor's or Assignee's exercise of certain rights and remedies contained in the Operative Documents may affect or eliminate the Guarantor's rights of subrogation against the Lessee and that the Guarantor may therefore incur partially or totally nonreimbursable liability hereunder; nevertheless, the Guarantor hereby authorizes and empowers the Lessor and each Assignee, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of the Guarantor that its obligations hereunder shall be absolute, irrevocable, independent and unconditional under any and all circumstances.

          The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Lessee and of all other circumstances bearing upon the risk of nonpayment of the Obligations and agrees that neither the Lessor nor Assignee shall have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantor acknowledges that neither the Lessor nor Assignee has made any representation to the Guarantor concerning the financial condition of the Lessee.

                                    SECTION 3

                           COVENANTS OF THE GUARANTOR

          3.1 AFFIRMATIVE COVENANTS. So long as any of the Obligations shall remain outstanding, the Guarantor covenants to the Lessor and Assignee as follows:

               3.1.1 OWNERSHIP OF CORE ELECTRICITY DISTRIBUTION BUSINESS. The Guarantor shall at all times continue to beneficially own and operate, directly or indirectly, at least fifty-one percent (51%) of the Core Electricity Distribution Business.

               3.1.2 OWNERSHIP OF LESSEE. The Guarantor shall own (directly or indirectly) beneficially and of record a majority of the membership interests of the Lessee.

               3.1.3 FINANCIAL AND BUSINESS INFORMATION. The Guarantor will deliver or otherwise make available to the Lessor and Assignee:

               (a) QUARTERLY STATEMENTS -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Guarantor (other than the last quarterly fiscal period of each such fiscal year), copies of:

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                     (i)    a consolidated balance sheet of the Guarantor and
               its Consolidated Subsidiaries as at the end of such quarter, and

                     (ii) consolidated statements of income and cash flows of the Guarantor and its Consolidated Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, PROVIDED that filing with the SEC of the Guarantor's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor shall be deemed to satisfy the requirements of this Section 3.1.3(a);

               (b) ANNUAL STATEMENTS -- as soon as available and in any event within 120 days after the end of each fiscal year of the Guarantor, copies of

                     (i) a consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as at the end of such year, and

                     (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Guarantor and its Consolidated Subsidiaries for such year,

          setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, PROVIDED that filing with the SEC of the Guarantor's Annual Report on Form 10-K for such fiscal year (together with the Guarantor's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor shall be deemed to satisfy the requirements of this Section 3.1.3(b);

               (c) NOTICE OF POTENTIAL DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five days after a Responsible Officer's becoming aware of the existence of any Potential Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Guarantor is taking or proposes to take with respect thereto;

               (d) NO DEFAULT CERTIFICATES -- simultaneously with the delivery or earliest availability of each set of quarterly and annual financial statements referred to in paragraphs (a) and (b) of this Section 3.1.3, a certificate of a Responsible Officer stating,

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          to the best knowledge of such Responsible Officer after reasonable inquiry, whether there exists on the date of such certificate any Potential Default or Event of Default, and if any Potential Default or Event of Default exists, specifying the nature and period of existence thereof and what action, if any, the Guarantor has taken, is taking, or proposes to take with respect thereto;

               (e) ERISA MATTERS -- promptly, and in any event within thirty
          (30) days after a Responsible Officer's becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Guarantor or a member of the ERISA Group proposes to take with respect thereto:

                     (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof, or any successor regulations; or

                     (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Guarantor or any member of the ERISA Group of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                     (iii) any event, transaction or condition that could result in the incurrence of any liability by the Guarantor or any member of the ERISA Group pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Guarantor or any member of the ERISA Group pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, will result, directly or indirectly, in a Material Adverse Effect; and

               (f) REQUESTED INFORMATION -- with reasonable promptness, and in any event within sixty (60) days after such request, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Guarantor, any of its Material Subsidiaries or the Lessee as from time to time may be requested by the Lessor or Assignee, to the extent that such data and information relates to the ability of the Guarantor to perform its obligations under this Guaranty or the Consent and Agreement (as defined in the Note Purchase Agreement) of Guarantor or the ability of the Lessee to perform its obligations under the Agreement for Lease and the Lease.

               3.1.4  INTENTIONALLY OMITTED.

               3.1.5 INSPECTION. The Guarantor shall permit the Lessor, each Qualifying Noteholder or their respective representatives: (a) at the expense of the Lessor or such Qualifying Noteholder, as the case may be, if the Guarantor is no longer required to make public filings with the SEC under the Securities Exchange Act of 1934, as amended, or (b) at the expense of the

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Guarantor, if an Event of Default under the Lease or the Agreement for Lease then exists, to visit and inspect any of the offices or properties of the Guarantor, any Material Subsidiary or the Lessee, to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Guarantor, its Material Subsidiaries and the Lessee), all at such times and as often as may be requested (and subject to the requirement that each such representative sign the Guarantor's customary confidentiality agreement with respect to any proprietary information sought to be examined or discussed and compliance with the Guarantor's or any Material Subsidiary's safety procedures), to the extent that such examinations and discussions relate to the ability of the Guarantor to perform its obligations under this Guaranty or the Consent and Agreement (as defined in the Note Purchase Agreement) of the Guarantor or the ability of the Lessee to perform its obligations under the Agreement for Lease and the Lease.

               3.1.6  COMPLIANCE WITH LAW. Without limiting the requirements of
Section 2 of the Lease, the Guarantor will and will cause each of its Material Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Requirements, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or except where the failure to comply will not result, directly or indirectly, in a Material Adverse Effect.

               3.1.7  INTENTIONALLY OMITTED.

               3.1.8 MAINTENANCE OF PROPERTIES. Without limiting the requirements of Section 9 of the Lease, the Guarantor will and will cause each of its Material Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that subject to the provisions of Section 3.1.1 hereof, this Section 3.1.8 shall not prevent the Guarantor or any Material Subsidiary from disposing of or discontinuing the operation and maintenance of any of its properties if such disposition or discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such disposition or discontinuance will not, directly or indirectly and individually or in the aggregate, result in a Material Adverse Effect.

               3.1.9 PAYMENT OF TAXES AND CLAIMS. The Guarantor will and will cause each of its Material Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Guarantor or any Material Subsidiary, provided that neither the Guarantor nor any Material Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Guarantor or such Material Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Guarantor or a Material Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Guarantor or such Material

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Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies or claims in the aggregate will not, directly or indirectly, result in a Material Adverse Effect.

               3.1.10 CORPORATE EXISTENCE, ETC. Subject to Section 3.2.1, the Guarantor will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 3.2.1, the Guarantor will at all times preserve and keep in full force and effect the corporate existence of each of its Material Subsidiaries and all rights and franchises of the Guarantor and its Material Subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise will not, directly or indirectly and individually or in the aggregate, result in a Material Adverse Effect.

          3.2 NEGATIVE COVENANTS. So long as any of the Obligations shall remain outstanding, the Guarantor will not, and will not permit any Material Subsidiary to:

               3.2.1 MERGERS AND CONSOLIDATIONS. Directly or indirectly merge into or consolidate with any Person, except that:

               (a) any Material Subsidiary may merge into or consolidate with any other Material Subsidiary (including any Subsidiary that becomes a Material Subsidiary in connection with such merger or consolidation); and

               (b) any Material Subsidiary may merge into or consolidate with the Guarantor, and the Guarantor or any Material Subsidiary may merge into or consolidate with any other Person;

PROVIDED that in each case, immediately after giving effect thereto, (i) no Event of Default shall occur and be continuing, (ii) in the case of any merger or consolidation to which the Guarantor is not a party, either (A) a Subsidiary of the Guarantor shall be the continuing or surviving Person or (B) such merger or consolidation will not impair the ability of the Guarantor to perform its obligations under this Guaranty, and (iii) in the case of any such merger or consolidation to which the Guarantor is a party, either (A) the Guarantor is the continuing or surviving Person or (B) if the Guarantor is not the continuing or surviving Person: (I) the continuing or surviving Person shall be a corporation, partnership or limited liability company that is duly formed and validly existing under the laws of the United States, a State thereof or the District of Columbia, (II) the continuing or surviving Person shall assume, by execution and delivery of instruments reasonably satisfactory to the Lessor and Assignee, the obligations of the Guarantor under this Guaranty and the CEI Note and shall become successor to the Guarantor for purposes of this Guaranty and the CEI Note and (III) the continuing or surviving Person shall deliver to the Lessor and Assignee an opinion of counsel of such continuing or surviving Person, in form and substance reasonably satisfactory to the Lessor and Assignee, with respect to the enforceability of the assumption of this Guaranty and the CEI Note by such continuing or surviving Person.

               3.2.2 CONSOLIDATED DEBT TO CONSOLIDATED CAPITAL. Permit Consolidated Debt to exceed sixty-seven and one-half percent (67.5%) of Consolidated Capital.

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                                    SECTION 4

                         REPRESENTATIONS AND WARRANTIES

          The Guarantor represents and warrants to the Lessor and Assignee that:

          4.1 ORGANIZATION; POWER AND AUTHORITY. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to so qualify would not materially impair the ability of the Guarantor to perform its obligations under this Guaranty.

          4.2 CORPORATE POWER. The Guarantor has full corporate power and authority to execute, deliver and perform its obligations under this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty.

          4.3 AUTHORIZATION, ETC. This Guaranty has been duly authorized by all necessary corporate and shareholder action on the part of the Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          4.4 DISCLOSURE. The Private Placement Memorandum dated September 2000 (such Private Placement Memorandum (as supplemented by a Supplementary Update on or about September 21, 2000), together with any documents incorporated therein by reference, collectively the "MEMORANDUM"), relating to the transactions contemplated hereby fairly describes, in all material respects, the business and properties of the Guarantor and its Material Subsidiaries. The Memorandum taken as a whole does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 1999, there has been no change in the financial condition, operations, business or properties of the Guarantor or any Material Subsidiary except (a) changes that have been disclosed in the Memorandum or in public filings made by the Guarantor with the SEC after the date of the Memorandum and prior to the date hereof, copies of which are attached as Schedule 4.4, and (b) changes that individually or in the aggregate could not reasonably be expected to have a material adverse effect on (i) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (ii) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or
(iii) the rights or interests of the Lessor or Assignee under this Guaranty.

          4.5  ORGANIZATION AND OWNERSHIP OF SHARES OF MATERIAL SUBSIDIARIES.
(a) Schedule 4.5 to this Guaranty contains on the date hereof complete and correct lists of (i) the Material Subsidiaries, showing, as to each such Material Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Guarantor and each other Subsidiary of the Guarantor and (ii) the Guarantor's directors and senior officers.

               (b) All of the outstanding shares of capital stock or similar equity interests of each Material Subsidiary shown in Schedule 4.5 as being owned by the Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 4.5).

               (c) Each Material Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (i) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (ii) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or (iii) the rights or interests of the Lessor or Assignee under this Guaranty. Each such Material Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

               (d) As of the date hereof, no Material Subsidiary is a party to or otherwise subject to any legal restriction or any agreement (other than this Guaranty, the agreements listed on Schedule 4.5 and customary limitations imposed by corporate law statutes and applicable regulatory requirements, including without limitation the Public Utility Holding Company Act of 1935 and similar provisions of state and local law) restricting the ability of such Material Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock of such Material Subsidiary.

          4.6 FINANCIAL STATEMENTS. The consolidated financial statements of the Guarantor incorporated by reference in the Memorandum (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Guarantor and its Consolidated Subsidiaries as of the respective dates of such financial statements and the consolidated results of their operations and cash flows for the respective periods of such financial statements and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

          4.7 CHANGES. Except as disclosed in the Memorandum or in public filings made by the Guarantor with the SEC after the date of the Memorandum and prior to the date hereof, copies of which are attached as Schedule 4.4, since December 31, 1999, there has been no material adverse change in the business, assets, properties, revenues, financial condition, operations or prospects of the Guarantor, nor any change which could reasonably be expected to have a material adverse effect on (a) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (b) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or
(c) the rights or interests of the Lessor or Assignee under this Guaranty.

          4.8 COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Guarantor of this Guaranty will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Guarantor or any of its Subsidiaries is bound or by which the Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any of its Subsidiaries or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any of its Subsidiaries.

          4.9 GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Guaranty.

          4.10 LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

               (a) Except as disclosed in public filings made by the Guarantor with the SEC prior to the date hereof and in the Memorandum (including the Guarantor's consolidated financial statements incorporated therein by reference), there are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries or any property of the Guarantor or any of its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority, which, if adversely determined, could reasonably be expected to have a material adverse effect on (i) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (ii) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or (iii) the rights or interests of the Lessor or Assignee under this Guaranty.

               (b) Neither the Guarantor nor any of its Subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to it, or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Requirements) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a material adverse effect on (i) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (ii) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or (iii) the rights or interests of the Lessor or Assignee under this Guaranty.

          4.11 TAXES. The Guarantor and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the nonpayment of which could not, individually or in the aggregate, be expected to have a material adverse effect on (i) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (ii) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or (iii) the rights or interests of the Lessor or Assignee under this Guaranty; or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Guarantor or any of its Subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP.

          4.12 TITLE TO PROPERTY; LEASES. The Guarantor and its Material Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material to their respective businesses, including all such properties reflected in the most recent audited balance sheet included in the Memorandum or purported to have been acquired by the Guarantor or any Material Subsidiary after the date of such balance sheet (except as sold or otherwise disposed of in the ordinary course of business). The Lease and all other leases of Guarantor and its Material Subsidiaries that individually or in the aggregate are Material to their respective businesses are valid and subsisting and are in full force and effect in all material respects.

          4.13 LICENSES, PERMITS, ETC.

               (a) The Guarantor and its Material Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, proprietary software, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

               (b) No product of the Guarantor or any Material Subsidiary infringes in any Material respect on any license, permit, franchise, authorization, patent, proprietary software, copyright, service mark, trademark, trade name or other right owned by any other Person.

               (c) There is no Material violation by any Person of any right of the Guarantor or any of its Material Subsidiaries with respect to any patent, proprietary software, copyright, service mark, trademark, trade name or other right owned or used by the Guarantor or any of its Material Subsidiaries.

          4.14 COMPLIANCE WITH ERISA.

               (a) The Guarantor and each member of the ERISA Group have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a material adverse effect on (i) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (ii) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or (iii) the rights or interests of the Lessor or Assignee under this Guaranty. Neither the Guarantor nor any member of the ERISA Group has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), other than such liabilities as would not, individually or in the aggregate, be Material, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Guarantor or any member of the ERISA Group, or in the imposition of any Lien on any of the rights, properties or assets of the Guarantor or any member of the ERISA Group, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not, individually or in the aggregate, be Material.

               (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.

The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

               (c) The Guarantor and the ERISA Group have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

               (d) The expected postretirement benefit obligation (determined as of the last day of the Guarantor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Guarantor and its Subsidiaries is reflected in the financial statements included in the Memorandum as of the respective dates thereof.

               (e) The execution and delivery of this Guaranty will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Guarantor in the first sentence of this Section 4.14(e) is made in reliance upon and subject to the accuracy of the representations of the Note Purchasers in Section 2.2 of the Note Purchase Agreement as to the sources of the funds used to pay the purchase price of the Notes to be purchased by them thereunder.

          4.15 OFFERING OF THE NOTES AND THIS GUARANTY, ETC. Neither the Guarantor nor anyone authorized to act on its behalf has offered this Guaranty or the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Note Purchasers and not more than 125 other institutional investors (all such investors being "accredited investors" as defined under Section 501(a) of the Securities Act). Neither the Guarantor nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the execution and delivery of this Guaranty or the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

          4.16 EXISTING INDEBTEDNESS. Neither the Guarantor nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Guarantor or such Subsidiary and no event or condition exists with respect to any such Indebtedness of the Guarantor or any Subsidiary that would permit one or more Persons to cause such Indebtedness to become due and payable before its stated maturity, except in each case for any default, event or condition which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on (i) the ability of the Guarantor to perform its obligations under this Guaranty in a timely manner, (ii) the business, assets, properties, financial condition, operations or prospects of the Guarantor, or
(iii) the rights or interests of the Lessor or Assignee under this Guaranty.

                                    SECTION 5

                                  MISCELLANEOUS

          5.1 PAYMENTS. Each payment by the Guarantor under this Guaranty shall be made in immediately available funds to or on the order of the Lessor or Assignee, as the case may be, in each case without setoff or counterclaim; PROVIDED that, no such payment shall be deemed a waiver of any rights the Guarantor may have against the Lessor or the Lessee.

          5.2 PARTIES. This Guaranty shall inure to the benefit of the Lessor and each Assignee and its and their respective successors, assigns or transferees, and shall be binding upon the Guarantor and its successors and assigns. Subject to the provisions of Section 3.2.1(b) hereof, the Guarantor may not delegate any of its duties under this Guaranty without the prior written consent of the Lessor and each Assignee. Upon notice to the Guarantor, the Lessor and its successors, assigns and transferees may assign its or their rights and benefits under this Guaranty to (a) any financial institutions providing financing to the Lessor in connection with the Agreement for Lease and the Lease or any trustee for such financial institutions, and (b) any purchaser or transferee of all or a substantial portion of the rights and interests of the Lessor and its successors, assigns or transferees in and to the Project.

          5.3 NOTICES. All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including Federal Express, DHL, Airborne Express, and other similar express delivery services),
(c) in the event overnight delivery services are not readily available, if mailed through the United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; PROVIDED, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (a), (b) or (c) of this Section 5.3. All notices shall be effective upon receipt by the addressee; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; PROVIDED, HOWEVER, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

               If to the Lessor:

                     Hawkeye Funding, Limited Partnership
                     c/o Hawkeye Funding, Inc.,
                        as General Partner
                     c/o ML Leasing Equipment Corp.
                     Four World Financial Center
                     New York, New York 10080

                     Attention: Jean M. Tomaselli
                     Telecopier: (212) 449-2854
                     Telephone:  (212) 449-7925

               With a copy to:

                     ML Leasing Equipment Corp.
                     Controller's Office

                     Two World Financial Center
                     14th Floor
                     New York, New York  10281

                     Attention: Kira Toone
                     Telecopier: (212) 236-7584
                     Telephone:  (212) 236-7203

               If to the Guarantor:

                     Consolidated Edison, Inc.
                     4 Irving Place
                     New York, New York  10003

                     Attention: Treasurer
                     Telecopier: (212) 460-2786
                     Telephone:  (212) 228-5713

               With a copy to:

                     Consolidated Edison, Inc.
                     4 Irving Place
                     New York, New York  10003

                     Attention: General Counsel
                     Telecopier: (212) 674-7329
                     Telephone:  (212) 460-6330

                     and to:

                     Consolidated Edison Development, Inc.
                     111 Broadway
                     16th Floor
                     New York, New York  10006

                     Attention: President
                     Telecopier: (212) 393-9282
                     Telephone:  (212) 393-9242

          5.4 REMEDIES. The Guarantor stipulates that the remedies at law in respect of any default or threatened default by the Guarantor in the performance of or compliance with any of the terms of this Guaranty may not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise.

          5.5 RIGHT TO DEAL WITH THE LESSEE. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the

Guarantor hereunder, the Lessor or Assignee may deal with the Lessee in the same manner and as fully and as if this Guaranty did not exist and shall be entitled, among other things, to grant the Lessee, without notice or demand and without affecting the Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of payment or any part thereof contained in or arising under any Operative Document, or to waive any Obligation of the Lessee to perform any act or acts as the Lessor or Assignee may deem advisable.

          5.6 SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made hereunder or otherwise, until all of the Obligations have been paid in full in cash and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash, such amount shall be held in trust for the benefit of the Lessor and Assignee and shall forthwith be paid as provided in Section 5.1 hereof to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Operative Documents. If (a) the Guarantor shall make payment to the Lessor, Assignee or any successor, assignee or transferee of the Lessor or Assignee of all or any part of the Obligations and (b) all the Obligations shall be indefeasibly paid in full in cash, the Lessor or any such successor, assignee or transferee of the Lessor will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse as set forth in Section 30 of the Lease, and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

          5.7 SURVIVAL OF REPRESENTATIONS, WARRANTIES, ETC. All representations, warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Lessor or Assignee and shall continue in full force and effect until all of the obligations of the Guarantor under this Guaranty shall be fully performed in accordance with the terms hereof including, without limitation, the payment and performance in full of all Obligations.

          5.8 GOVERNING LAW AND CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. THE GUARANTOR AND LESSOR AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS GUARANTY, AND THE RIGHTS AND DUTIES OF THE GUARANTOR AND LESSOR HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THE GUARANTOR AND LESSOR EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS GUARANTY. THE GUARANTOR AND LESSOR ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION 5.8 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

          5.9 SEVERABILITY. If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby. Any term of this Guaranty may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and Lessor, and consented to by each Assignee.

          5.10 COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          5.11 NO MERGER. There shall be no merger of this Guaranty and the Lease by reason of the fact that the same person, firm or entity is, directly or indirectly, the Guarantor and a lessee under the Lease or acquires or holds the leasehold estate created by the Lease or any part of such leasehold estate.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be executed and delivered as of the day and year first above written.

                                                 CONSOLIDATED EDISON, INC.,
                                                 as Guarantor


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:



Acknowledged and Agreed:

HAWKEYE FUNDING, LIMITED PARTNERSHIP

By: Hawkeye Funding, Inc.,
    its General Partner


By:
   -------------------------
     Name:
     Title:

                                    EXHIBIT A

                                  DEFINED TERMS

          "AFFILIATE" of any Person means any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "CONTROL," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

          "AGREEMENT FOR LEASE" means the Agreement for Lease, dated as of November 14, 2000, between the Lessor, as owner, and the Lessee, as agent, as the same may be amended or supplemented from time to time in accordance with its terms.

          "ASSIGNEE" means the Collateral Trustee and any successor to the Collateral Trustee.

          "BANKRUPTCY" means, with respect to any Person, a Voluntary Bankruptcy or an Involuntary Bankruptcy. A "VOLUNTARY BANKRUPTCY" means, with respect to any Person, (a) the insolvency (however evidenced) of such Person, (b) an admission of insolvency or bankruptcy by such Person, (c) the commencement by such Person of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, (d) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such Person or of any substantial part of such Person's property, (e) the making by such Person of an assignment for the benefit of creditors, (f) the failure of such Person generally to pay its debts as such debts become due, or (g) the taking of corporate action by such Person in furtherance of any such actions set forth above. An "INVOLUNTARY BANKRUPTCY" means, with respect to any Person, without the consent or acquiescence of such Person, the entry of a decree or order for relief in respect of such Person by a court having jurisdiction in the premises or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or of any substantial part of such Person's property, or ordering the winding up or liquidation of such Person's affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and such decree or order remains unstayed and in effect for sixty (60) consecutive days; or the commencement against such Person of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and the continuance of any such case unstayed and in effect for a period of sixty (60) consecutive days.

          "CEI NOTE" means the Promissory Note, dated November 16, 2000, from the Guarantor, as borrower, in favor of the Lessor, as lender, evidencing the advances made by the Lessor to the Guarantor thereunder, and any promissory note or notes of the Guarantor issued in substitution thereof.

          "COLLATERAL TRUSTEE" means The Bank of New York, in its capacity as collateral trustee under the Indenture of Trust, Security Agreement and Collateral Assignment of Contracts, dated as of November 14, 2000, entered into by the Lessor and the Collateral Trustee, pursuant to which the Lessor has granted a security interest in certain collateral to the Collateral Trustee, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

          "CONSOLIDATED CAPITAL" means, at any date, the sum of (i) Consolidated Debt at such date and (ii) consolidated shareholder equity of the Guarantor and its Consolidated Subsidiaries determined at such date in accordance with GAAP.

          "CONSOLIDATED DEBT" means all Indebtedness of the Guarantor and its Consolidated Subsidiaries determined (without duplication) on a consolidated basis.

          "CONSOLIDATED SUBSIDIARIES" means, at any date, all Subsidiaries of the Guarantor the accounts of which would be consolidated with those of the Guarantor in its consolidated financial statements in accordance with GAAP if such statements were prepared as of such date.

          "CORE ELECTRICITY DISTRIBUTION BUSINESS" means the electricity distribution business of Consolidated Edison Company of New York, Inc. in New York City, viewed as a whole as of the date hereof.

          "COVENANT OBLIGATIONS" means all obligations (other than Payment Obligations), covenants and undertakings of the Lessee contained in the Operative Documents, after taking into account all applicable grace periods in such Operative Documents.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA GROUP" means the Guarantor, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Guarantor or any Subsidiary, are treated as a single employer under Section 414 of the Code.

          "EVENT OF DEFAULT" means any of the following events shall occur and be continuing:

               (a) The Guarantor shall fail to pay any amount due under this Guaranty when the same becomes due and payable (including, without limitation, any Payment Obligations); or

               (b) The Guarantor shall fail to perform or observe (i) any term, covenant or agreement contained in Section 3 hereof, and in the case of a default arising under Section 3.1.3(a), 3.1.3(b) or 3.1.5(a) hereof, such default shall continue for thirty (30) days after written notice thereof shall have been given to the Guarantor by the Lessor or Assignee, or (ii) any other term, covenant or agreement contained in this Guaranty on its part to be performed or observed if the failure to perform or observe such other term,

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          covenant or agreement shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Guarantor by the Lessor or Assignee; or

               (c) A default or event of default by the Guarantor or any of its Material Subsidiaries shall occur, the effect of which is that the holder or holders of any Indebtedness of the Guarantor or any such Material Subsidiary having a then outstanding principal balance in excess of $100,000,000, causes or declares such Indebtedness of the Guarantor or any such Material Subsidiary to become due prior to its stated maturity under the provisions of any agreement or agreements pursuant to which such Indebtedness was created; or

               (d) The Guarantor or any of its Material Subsidiaries shall default in any payment of principal of or interest on any Indebtedness of the Guarantor or any such Material Subsidiary having a then outstanding principal balance in excess of $100,000,000, beyond the period of grace, if any, under the provisions of any instrument or instruments or agreement or agreements pursuant to which such Indebtedness was created; or

               (e) Any final judgment or judgments for the payment of money in excess of $100,000,000 in the aggregate shall be rendered against the Guarantor or any of its Material Subsidiaries by any court of competent jurisdiction and the same shall remain undischarged for a period of thirty (30) days from the date such payment is due, during which execution of such judgment or judgments shall not be effectively stayed; or

               (f) The entry of a decree or order for relief in respect of the Guarantor by a court having jurisdiction in the premises or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Guarantor or of any substantial part of the Guarantor's property, or ordering the winding up or liquidation of the Guarantor's affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and such decree or order remains unstayed and in effect for sixty (60) consecutive days; or the commencement against the Guarantor of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and the continuance of any such case unstayed and in effect for a period of sixty (60) consecutive days; or

               (g) The Guarantor's insolvency (however evidenced), or the Guarantor's admission of insolvency or bankruptcy, or the commencement by the Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Guarantor or of any substantial part of the Guarantor's property, or the making by the Guarantor of an assignment for the benefit of creditors, or the failure of the Guarantor generally to pay its debts as such debts become due, or the taking of corporate action by the Guarantor in furtherance of any such action.

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

          "FINANCIAL STATEMENTS" means the financial statements accompanying the Guarantor's Annual Report on Form 10-K or the Guarantor's Quarterly Reports on Form 10-Q filed from time to time with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, applied on a consistent basis.

          "INDEBTEDNESS" means, for any Person, without duplication, (i) all obligations of such Person for borrowed money or under any lease which, in either case, is recognized as debt on the balance sheet of such Person in accordance with GAAP, (ii) all obligations of such Person to pay the deferred purchase price of property or services, including any such obligations created under or arising out of any conditional sale or other title retention agreement (other than property and services obtained in the ordinary course of business or operations), (iii) all non-contingent obligations of such Person under reimbursement or similar agreements with respect to the issuance of letters of credit and (iv) all obligations of any other Person of the type specified in clause (i), (ii) or (iii) above, (A) the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business), (B) in respect of which such Person is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase products or securities, to provide funds for payment, to maintain working capital or other balance sheet conditions or otherwise to assure a creditor against loss, or (C) secured by any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person; PROVIDED, HOWEVER, that Indebtedness shall not include Non-Recourse Debt (including, without limitation, Securitized Debt).

          "INDEMNIFICATION OBLIGATIONS" means any amount or amounts due to any Indemnified Person from the Lessee pursuant to Section 11 of the Lease and
Section 12 of the Agreement for Lease.

          "LEASE" means the Lease Agreement, dated as of November 14, 2000, between the Lessor and the Lessee, as the same may be amended or supplemented from time to time in accordance with its terms.

          "LESSEE" means Newington Energy, L.L.C., a Delaware limited liability company.

          "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Subsidiaries taken as a whole.

          "MATERIAL ADVERSE EFFECT" means (a) the total common shareholders equity of the Guarantor and its subsidiaries as determined on a consolidated basis and as reflected in accordance with GAAP on the Guarantor's then most recent Financial Statements shall fall below $4,610,510,000, (b) the fair market sales value of the Project shall decrease by an amount equal to or greater than 7.5% of the Adjusted Acquisition Cost (as defined in the Lease) of the Project, or (c) the Lessor or Assignee shall become, by virtue of the transactions or activities contemplated by the Operative Documents, subject to financial, rate or other similar regulation as, a public utility, or an electric utility or a public utility holding company under a Legal Requirement (including any Legal Requirement (i) under the 1935 Act, (ii) imposed by any state or local public utility commission or other similar regulatory body, authority or group having jurisdiction over the Lessor or the Lessee or any such transactions or activities or (iii) under the Federal Power Act, as amended).

          "MATERIAL SUBSIDIARY" means any Subsidiary with shareholders' equity for financial reporting purposes in excess of $500,000,000.

          "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "NON-RECOURSE DEBT" means, for any Person, obligations of such Person of the type specified in clauses (i)-(iv) of the definition of "Indebtedness" (not exceeding the cost of the acquisition, construction or creation of the relevant asset, project or property) incurred or existing in connection with the financing or refinancing of any asset, project or property, the repayment of which obligations is to be made from the revenues arising out of, or other proceeds of realization from, the acquired or created asset, project or property, with recourse to those revenues and proceeds and assets forming the subject matter of such asset, project or property (including, without limitation, insurance contracts and shares or other rights of ownership in the entity(ies) which own the relevant assets, projects or properties) and other assets and properties ancillary thereto but without recourse to any other asset or property or otherwise to such Person; PROVIDED that recourse liability shall not be deemed to exist by reason of normal and customary sponsor support arrangements.

          "NOTE PURCHASE AGREEMENT" means, collectively, the several Note Purchase Agreements, each dated as of November 14, 2000, between the Lessor and the purchasers of the Lessor's Senior Secured Notes due 2022, as the same may be amended, restated, modified or supplemented from time to time.

          "OBLIGATIONS" means Payment Obligations and Covenant Obligations, individually and collectively.

          "OPERATIVE DOCUMENTS" means the Agreement for Lease, the Lease, the Pledge Agreement, the Consent and Agreement (as defined in the Note Purchase Agreement), and the Reimbursement Agreement, dated as of the date hereof, among the Lessee, the Lessor and ML Leasing Equipment Corp.

          "PAYMENT OBLIGATIONS" means all amounts stated in the Operative Documents to be payable by the Lessee, after the expiration of all applicable grace periods in such Operative Documents, including, without limitation, amounts in respect of (a)(i) an Event of Loss, Event of Default or Event of Project Termination (as each such term is defined in the Agreement for Lease),
(ii) an Event of Loss, Termination Event or Event of Default (as each such term is defined in the Lease) and (iii) any other termination or expiration of the Agreement for Lease and the Lease, including, without limitation, a termination of the Agreement for Lease pursuant to the terms of Section 15 and subsection
18.11 of the Agreement for Lease, and a termination of the Lease or purchase of the Project, as the case may be, pursuant to the terms of Section 12, Section 13, Section 14, Section 15, Section 16 and Section 19 of the Lease; (b) Basic Rent, Additional Rent, Acquisition Cost, Debt Yield-Maintenance Premium and Modified Call

Premium; and (c) all amounts of Indemnification Obligations, in each case, notwithstanding any rejection of the Agreement for Lease or Lease by the Lessee or a trustee in any Federal or state Bankruptcy or other similar proceeding and any limit imposed in any such proceeding or by statute or other applicable law on the amounts payable under the Agreement for Lease or Lease by the Lessee.

          "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, limited liability company, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "PLAN" means, at any time, an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 4123 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of the ERISA group or (ii) has at any time within the preceding five years been maintained, or contributed, to by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "POTENTIAL DEFAULT" means any event that, with the giving of notice, lapse of time or both would constitute an Event of Default.

          "QUALIFYING NOTEHOLDER" has the meaning assigned to such term in the Note Purchase Agreement.

          "RESPONSIBLE OFFICER" means the General Counsel or a Senior Financial Officer of the Guarantor.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIZED DEBT" means, for any Person, obligations of such Person of the type specified in clauses (i)-(iv) of the definition of "Indebtedness" secured by a Lien on one or more assets or rights to receive revenues, in each case in respect of Stranded Costs (or related items) of such Person where the holders of such obligations do not have recourse to any other assets, properties or rights of such Person to receive revenue, in each case in respect of Stranded Costs (or related items) of such Person.

          "SENIOR FINANCIAL OFFICER" means the Chief Financial Officer, Treasurer or Controller of the Guarantor.

          "STRANDED COSTS" means (i) charges in respect of prior utility investments or commitments in fossil-fueled and nuclear generating plants or operations, (ii) commitments for decommissioning fossil-fueled and nuclear generating plants or operations, (iii) charges with respect to contracts with non-utility generators for electric power and energy, (iv) charges in respect of prior utility investments or commitments in steam systems or operations and (v) charges with respect to contracts with non-utility steam suppliers.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, joint venture, or other entity of which more than 50% of the outstanding capital stock or other

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ownership interest (irrespective of whether or not at the time capital stock or other equity interest of any other class or classes of such corporation, partnership, joint venture, or other entity shall or might have voting power upon the happening of any contingency) is at the time owned directly or indirectly by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Guarantor.

                                        7
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                                  SCHEDULE 4.4

                               SEC PUBLIC FILINGS

                                  SCHEDULE 4.5

    LIST OF MATERIAL SUBSIDIARIES, GUARANTOR'S DIRECTORS AND SENIOR OFFICERS


MATERIAL SUBSIDIARIES OF GUARANTOR:

Name of Material Subsidiary: Consolidated Edison Company of New York, Inc.

          Jurisdiction of Incorporation:
               New York

          Percentage of Capital Stock Owned by Guarantor/Subsidiaries:
               Common Stock: 100% owned by Guarantor


DIRECTORS AND SENIOR OFFICERS OF GUARANTOR:

Directors:

George Campbell, Jr.        Director
E. Virgil Conway            Director
Gordon J. Davis             Director
Ruth M. Davis               Director
Michael J. Del Giudice      Director
Joan S. Freilich            Director
Ellen V. Futter             Director
Sally  Hernandez-Pinero     Director
Peter W. Likins             Director
Eugene R. McGrath           Director
Richard A. Voell            Director
Stephen R. Volk             Director


Senior Officers:

Eugene R. McGrath           Chairman of the Board, President and Chief Executive
                            Officer
Joan S. Freilich            Executive Vice President and Chief Financial Officer
John D. McMahon             Senior Vice President and General Counsel
Hyman  Schoenblum           Vice President, Controller and Chief Accounting
                            Officer
Robert P. Stelben           Vice President and Treasurer
Archie M. Bankston          Secretary

                             SCHEDULE 4.5 (CONT'D.)

    LIST OF MATERIAL SUBSIDIARIES, GUARANTOR'S DIRECTORS AND SENIOR OFFICERS

LIST OF AGREEMENTS RESTRICTING DIVIDENDS:

O&R Merger approval from NY PSC : "Joint petition of Con Edison and O&R for approval of a certificate of merger and stock acquisition" Case 98-M-0961

Pending approval of NU Merger by NY PSC "Joint petition of Con Edison Inc. and NU regarding merger and stock acquisition" Case 00-M-0095

Pending approval by Connecticut DPUC "Joint application of Con Edison, Inc and NU for approval for a change of control" Docket No. 00-01-11